Exhibit 10.60

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 23, 2013, is by and among SIX FLAGS ENTERTAINMENT CORPORATION, a Delaware corporation (the “Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors listed on the signature pages hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
R E C I T A L S
A.    The Borrower, Parent, Holdings, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement dated as of December 20, 2011 (as amended, restated, amended and restated or otherwise modified from time to time prior to the date hereof, including by the First Amendment to Credit Agreement dated as of December 10, 2012, the “Existing Credit Agreement”, and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations (subject to the terms and conditions thereof) to the Borrower.
B.    The Borrower has requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Existing Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Existing Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Existing Credit Agreement.
Section 1.    Amendments to Existing Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Administrative Agent and the Lenders party hereto hereby consent to the following amendments to the Existing Credit Agreement:
1.1    Amendments to Section 1.01 (Defined Terms).

(a)    The definition of “Agreement” is hereby amended by adding the words “and the Second Amendment” before the period at the end thereof.
(b)    The definition of “Applicable Margin” is hereby amended by deleting clauses (a) and (b) thereof in their entirety and replacing them with the following:
(a) in the case of Tranche B Term Loans which are Base Rate Loans, 1.75% per annum, (b) in the case of Tranche B Term Loans which are Eurocurrency Loans, 2.75% per annum
(c)    The definition of “Eurocurrency Base Rate” is hereby amended by deleting it in its entirety and replacing it with the following:
“Eurocurrency Base Rate”: with respect to each day during each Interest Period pertaining to a Eurocurrency Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the applicable page of the Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on such page, the “Eurocurrency Base Rate” for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurocurrency rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered deposits in Dollars at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurocurrency market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.
(d)    The definition of “Eurocurrency Rate” is hereby amended by adding the words “; provided that, in the case of Tranche B Term Loans, such Eurocurrency Rate shall in no event be lower than 0.75% per annum” at the end of such definition.
(e)    The definition of “Repricing Transaction” is hereby amended by replacing the words “First Amendment Effective Date” in each place they appear with the words “Second Amendment Effective Date.”
(f)    The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:
“Second Amendment”: the Second Amendment to Credit Agreement, dated as of December 23, 2013, by and among Holdings, the Parent, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date”: the Effective Date (as defined in the Second Amendment).
1.2    Amendment to Section 5.4 (Optional Prepayments). Section 5.4 of the Existing Credit Agreement is hereby amended by amending and restating the last two sentences thereof as follows:
“Notwithstanding anything to the contrary in this Section 5.4 or Section 5.5, any prepayment or repricing of the Tranche B Term Loans effected after the Second Amendment Effective Date and on or prior to the date that is six months after the Second Amendment Effective Date as a result of a Repricing Transaction shall be accompanied by a fee equal to 1.00% of the principal amount of Tranche B Term Loans prepaid or repriced, unless such fee is waived by the applicable Tranche B Term Loan Lender. If in connection with a Repricing Transaction after the Second Amendment Effective Date and on or prior to the date that is six months after the Second Amendment Effective Date any Lender is replaced as a result of its being a Non-Consenting Lender in respect of such Repricing Transaction pursuant to Section 5.17 or clause (b) of the last paragraph of Section 12.1, such Lender shall be entitled to the fee provided under this Section 5.4."
1.3    Amendment to Section 8.1 (Financial Statements and Other Information). Section 8.1(f) of the Existing Credit Agreement is hereby amended by replacing subsection (iii) thereof with the following new subsection (iii):
“(iii) setting forth the Restricted Payments made pursuant to Section 9.6(c)(i), (ii) and (iii), Section 9.6(e), Section 9.6(h), 9.6(l), 9.6(n) and 9.6(p), Investments made pursuant to Section 9.8(g) and 9.8(v)(i) and (ii), and prepayments made pursuant to Section 9.9(f) during the applicable quarterly fiscal period or fiscal year and including a description of such Restricted Payment, Investment or prepayment by category, and”
1.4    Amendments to Section 9.6 (Restricted Payments). Section 9.6 of the Existing Credit Agreement is hereby amended as follows:
(a)    by deleting the word “and” at the end of subsection (n) thereof;
(b)    by deleting the period the end of subsection (o) thereof and adding the word “; and” to the end of subsection (o) thereof;
(c)    by adding the following new subsection (p) to the end thereof:
“(p)     so long as no Default or Event of Default has occurred or is continuing or will occur or be continuing after giving effect thereto, commencing on the Second Amendment Effective Date, each of Holdings and Borrower may make Restricted Payments to Parent to enable Parent to make Restricted Payments of Unrestricted Cash in an aggregate amount not to exceed $200,000,000, so long as Liquidity would not be less than $75,000,000 after giving pro forma effect to the given Restricted Payment; provided that no such Restricted Payment shall be permitted unless the Senior Secured Leverage Ratio is less than the RP Trigger Ratio after giving Pro Forma Effect to such Restricted Payment as of the relevant Measurement Period.”
1.5    Amendment to Exhibits to Existing Credit Agreement. Exhibit B to the Existing Credit Agreement is hereby amended by replacing such Exhibit in its entirety with the attached Exhibit B.
Section 2.    Conditions Precedent.
2.1    Effectiveness. The amendments set forth in this Amendment shall not become effective until the earliest date on or after December 23, 2013 (the “Effective Date”) on which each of the following conditions has been satisfied (or waived in accordance with Section 12.1 of the Credit Agreement):
(a)    Counterparts.    Administrative Agent shall have received (i) solely with respect to the amendment set forth in Sections 2.1(b), 2.1(c) and 2.1(d) hereof, executed counterparts from each of the Tranche B Term Loan Lenders and each of the Loan Parties and (ii) otherwise, executed counterparts from, the Required Lenders and each of the Loan Parties, in each case (in such number as may be requested by the Administrative Agent) of this Amendment.
(b)    No Default or Event of Default. As of the date hereof, no Default or Event of Default shall have occurred and be continuing.
(c)    Representations and Warranties.    Each of the Loan Parties does hereby represent and warrant to the Lenders that, as of the date hereof after giving effect to the amendments set forth in this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date.
(d)    Fees. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Effective Date, or substantially simultaneously with the effectiveness of this Amendment, including to the extent invoiced at least one Business Day prior thereto, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid to the Administrative Agent by the Borrower under the Credit Agreement.
Section 3.    Miscellaneous.

3.1    Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.
3.2    Ratification and Affirmation. Each of the undersigned does hereby adopt, ratify, and confirm the Existing Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Loan Parties hereby acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein.
3.3    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are "Loan Documents" as defined and described in the Existing Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
3.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
3.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
3.6    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

SIX FLAGS ENTERTAINMENT CORPORATION, as Parent By: /s/ John M. Duffey Name: John M. Duffey Title: Chief Financial Officer

SIX FLAGS OPERATIONS INC., as Holdings By: /s/ John M. Duffey Name: John M. Duffey Title: Chief Financial Officer

SIX FLAGS THEME PARKS INC., as Borrower By: /s/ John M. Duffey Name: John M. Duffey Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

FIESTA TEXAS, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT AMERICA LLC
GREAT ESCAPE HOLDING INC.
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
PREMIER PARKS OF COLORADO INC.
RIVERSIDE PARK ENTERPRISES, INC.
SF HWP MANAGEMENT LLC
SIX FLAGS AMERICA PROPERTY CORPORATION
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS ST. LOUIS LLC
SOUTH STREET HOLDINGS LLC
STUART AMUSEMENT COMPANY

By: /s/ John M. Duffey
Name: John M. Duffey
Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

HURRICANE HARBOR LP By: Hurricane Harbor GP LLC, its General Partner By: /s/ John M. Duffey Name: John M. Duffey Title: Chief Financial Officer

SIX FLAGS AMERICA LP By: Funtime, Inc., its General Partner By: /s/ John M. Duffey Name: John M. Duffey Title: Chief Financial Officer

SIX FLAGS GREAT ESCAPE L.P.
GREAT ESCAPE THEME PARK L.P.
GREAT ESCAPE RIDES L.P.
By: Great Escape Holding Inc.,
their General Partner

By: /s/ John M. Duffey
Name: John M. Duffey
Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank, the Swing Line Lender and a Lender
By: /s/ Peter R. Martinets Name: Peter R. Martinets Title: Authorized Signatory

Name of Institution:
______________________________, as Lender
By________________________________
Name:
Title:

For any Lender requiring a second signature line:
By________________________________
Name:
Title: